UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2021

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)At the virtual annual meeting of the stockholders of Franklin Resources, Inc. (the “Company”) held on February 9, 2021 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Company’s 2002 Universal Stock Incentive Plan (“USIP”), which includes increasing the number of shares of common stock, par value $0.10 per share, of the Company available for delivery under the USIP by 20,000,000 shares. The amendment and restatement of the USIP also reflects the inclusion of individual consultants as eligible participants and a number of other changes and clarifications.
A brief description of the terms and conditions of the USIP is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on December 28, 2020 (the “Proxy Statement”) under the heading “Proposal No. 3: Approval of an Amendment and Restatement of the Franklin Resources, Inc. 2002 Universal Stock Incentive Plan.” The descriptions of the USIP contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the USIP that is attached hereto as Exhibit 10.1.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The matters voted upon at the Annual Meeting and the final voting results were as follows:
1.To elect 10 directors to the Board of Directors of the Company (the “Board”) to hold office until the next annual meeting of stockholders or until that person’s successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.
Each of the 10 nominees for director was elected, and the voting results are set forth below:

Name of Director	For	Against	Abstain	Broker Non-Votes
Mariann Byerwalter	412,093,937	1,149,008	3,893,272	31,722,924
Alexander S. Friedman	412,441,322	861,257	3,833,638	31,722,924
Gregory E. Johnson	409,607,515	4,444,256	3,084,446	31,722,924
Jennifer M. Johnson	415,422,809	1,491,569	221,839	31,722,924
Rupert H. Johnson, Jr.	415,115,089	1,780,971	240,157	31,722,924
John Y. Kim	412,502,788	1,507,613	3,125,816	31,722,924
Anthony J. Noto	411,329,864	2,637,894	3,168,459	31,722,924
John W. Thiel	412,436,481	1,547,634	3,152,102	31,722,924
Seth H. Waugh	410,569,869	3,357,211	3,209,137	31,722,924
Geoffrey Y. Yang	387,947,445	26,227,672	2,961,100	31,722,924
2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021.
The appointment of PricewaterhouseCoopers LLP was ratified, and the voting results are set forth below:

For	Against	Abstain
437,374,874	11,317,875	166,392
3.To approve an amendment and restatement of the USIP.
The amendment and restatement of the USIP was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
357,448,290	59,183,923	504,004	31,722,924

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.
The exhibits listed on the Exhibit Index are incorporated herein by reference.
Exhibit Index

Exhibit No.	Description
10.1	Franklin Resources, Inc. 2002 Universal Stock Incentive Plan (as amended and restated effective February 9, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	February 10, 2021	/s/ Aliya S. Gordon
Aliya S. Gordon
Vice President and Secretary

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